T. Rowe Price Media & Telecommunications Fund

Supplement to Prospectus dated May 1, 2013

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective May 13, 2013, Paul D. Greene II will join Daniel Martino as co-portfolio manager of the fund and will become Co-chairman of the fund’s Investment Advisory Committee. Effective October 1, 2013, Paul D. Greene II will become sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” is revised as follows:

Effective May 13, 2013, Paul D. Greene II will become Co-chairman of the fund’s Investment Advisory Committee along with Daniel Martino. Mr. Greene joined the Firm in 2006 and his investment experience dates from that time. He has served as an equity research analyst since joining the Firm. Mr. Greene will become sole chairman of the committee on October 1, 2013.

The date of this supplement is May 10, 2013.

F121-041 5/10/13